LITMAN GREGORY FUNDS TRUST

Supplement dated September 24, 2013
to Prospectus of the Litman Gregory Funds Trust dated May 1, 2013, as supplemented May 17, 2013 and June 20, 2013

Notice to Existing and Prospective Shareholders of the
Litman Gregory Masters Funds

The following change to each Fund’s Summary Prospectus and Prospectus is effective immediately:

Each of the Litman Gregory Masters Fund’s Institutional Class shares is eliminating its redemption fee.

Accordingly, all references to the redemption fee for each Fund’s Institutional Class shares are removed, effective immediately.

The following changes to the Litman Gregory Masters Equity Fund’s and Litman Gregory Masters International Fund’s Summary Prospectus and Prospectus are effective immediately:

The initial minimum investment amount to open any account for the Institutional Class shares of the Litman Gregory Masters Equity Fund’s and Litman Gregory Masters International Fund’s Summary Prospectus and Prospectus are increased from $10,000 to $100,000.

Accordingly, all references to the initial minimum investment amount for Institutional Class shares in the Summary Prospectus and the Prospectus of the Litman Gregory Masters Equity Fund and Litman Gregory Masters International Fund are changed to $100,000.  In addition, the minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Funds or the distributor of the Funds and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs.  Please consult your financial intermediary for information about minimum investment requirements.  Each of the Funds reserves the right to change or waive the minimum initial and subsequent investment requirements at any time.

Please retain this Supplement with your Fund(s)’ Summary Prospectus(es) and Statutory Prospectus(es).